                                                                   Exhibit 10.99

                                                           EXECUTION COUNTERPART

                                  AMENDMENT ONE

         AMENDMENT ONE (this "AMENDMENT") dated as of May 9, 2000 by and among,
(i) COLLINS HOLDINGS EME, LLC ("COLLINS HOLDINGS"), (ii) COLLINS TRUST I, as the Owner Lessor, (iii) WILMINGTON TRUST COMPANY, as the Owner Trustee, (iv) COLLINS GENERATION I, LLC, as the Owner Participant, (v) EDISON MISSION MIDWEST HOLDING CO. ("HOLDINGS"), (vi) MIDWEST GENERATION, LLC ("MIDWEST"), (vii) MIDWEST FUNDING LLC ("FUNDING LLC") (viii) BAYERISCHE LANDESBANK INTERNATIONAL S.A., as the Midwest LC Issuer, (ix) BAYERISCHE LANDESBANK GIROZENTRALE, as the RCE LC Issuer and (x) CITIBANK, N.A., as Holder Representative.

                  WHEREAS, Collins Holdings, the Owner Lessor, Owner Trustee, Owner Participant, Holdings, Midwest, Funding LLC, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative have entered into that certain Participation Agreement (T1), dated as of December 15, 1999 (the "PARTICIPATION AGREEMENT"), which set forth, INTER ALIA, certain covenants of Holdings;

                  WHEREAS, Holdings is permitted to incur Indebtedness pursuant to Section 8.1(d) of the Participation Agreement to finance the acquisition, construction or improvement of any fixed or capital assets in accordance with and subject to SCHEDULE 8.2.1(d) to the Holdings Credit Agreement;

                  WHEREAS, Holdings desires to secure the financing referred to above with the Holdings Collateral (as such term is defined in the Holdings Credit Agreement) on a ratable basis with the other Secured Obligations (as such term is defined in the Holdings Credit Agreement); and

                  WHEREAS, Holdings has requested that Collins Holdings, the Owner Lessor, Owner Trustee, Owner Participant, Holdings, Midwest, Funding LLC, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative amend, and such parties have agreed to amend, certain provisions of the Participation Agreement.

                  AMENDMENT ONE TO PARTICIPATION AGREEMENT (T1)


                                        1
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                  ACCORDINGLY, the parties hereto agree as follows:

                  Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Participation Agreement are used herein (and in the introductions and recitals hereto) as defined therein.

                  Section 2. AMENDMENT TO THE PARTICIPATION AGREEMENT. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the Amendment Effective Date, the Participation Agreement shall be amended as follows:

                  (a) APPENDIX A to the Participation Agreement shall be amended by adding the following definitions:

                           ""2000 CAPEX CREDIT AGREEMENT" shall mean the Credit Agreement dated as of May 9, 2000 by and among Holdings, Societe Generale and Bayerische Landesbank Girozentrale.

                           "2000 CAPEX LOANS" shall mean loans made to Holdings pursuant to the 2000 Capex Credit Agreement.".

                  (b) SECTION 7.1(d) of the Participation Agreement shall be amended by inserting the following phrase after the phrase "within 120 days after the end of each calendar year,":

                           " commencing with the 2000 Fiscal Year,".

                  (c) SECTION 8.1(d) of the Participation Agreement shall be amended by inserting after, "Subject to SECTION 8.11," at the beginning of
SECTION 8.1(d) of the Participation Agreement, the following phrase:

                           "the 2000 Capex Credit Agreement and other".

                  (d) SECTION 8.1(f) of the Participation Agreement shall be amended by inserting the following phrase at the beginning of clause (y) of
SECTION 8.1(f) of the Participation Agreement and before the phrase "any other Existing Indebtedness":

                           "2000 Capex Loans and".

                  (e) SECTION 8.1(g) of the Participation Agreement shall be amended by deleting it in its entirety and replacing it with the following:

                           "(g) Indebtedness (including guarantees thereof by Midwest) in the form of commercial paper in an amount which, when added to the sum of (x) the aggregate outstanding principal amount of Holdings Loans (other than Holdings Loans borrowed for working capital) and the 2000 Capex Loans and (y) the outstanding principal amount of any Indebtedness incurred pursuant to Section 8.1(f) (or subsequent refinancings of such Indebtedness) does not exceed the sum of (A) $1,750,000,000 PLUS (B) the aggregate principal amount of Funding LLC Refinancings by Holdings;".

                  (f) SECTION 8.1(l) of the Participation Agreement shall be amended by deleting clause (A) in its entirety and replacing it with the following clause:

                           "(A) Holdings shall have delivered a PRO FORMA calculation of the Debt Service Coverage Ratio for the preceding 12-month period (or, if such calculation is being delivered prior to the first anniversary of the Closing Date, for such shorter period of not less than six months) indicating that, had such Indebtedness been outstanding, had the maximum amount of Indebtedness available to be drawn under the tranche of the Holdings Facility available for working capital been outstanding during such period and, if the sum of (x) the aggregate principal amount of the Tranche A Loans, the Tranche B Loans and the 2000 Capex Loans, (y) the outstanding principal amount of any Indebtedness incurred pursuant to SECTION 8.1(f)(x) PLUS (z) all Indebtedness of Holdings in the form of commercial paper is less than $1,750,000,000, had an additional amount been drawn under the Tranche A Loan commitments, the Tranche B Loan commitments and commitments under the 2000 Capex Credit Agreement such that the sum of subclauses (x), (y) PLUS (z) above equals $1,750,000,000, the Debt

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                           Service Coverage Ratio for such period would have
                           been equal to or greater than 2.50 to 1.00,".

                  (g) SECTION 8.2(k) of the Participation Agreement shall be amended by deleting SECTION 8.2(k) of the Participation Agreement in its entirety and replacing it with the following clause:

                           "(k) Liens to secure Indebtedness permitted by
                           SECTION 8.1(c), (d), (f), (g) or (l); provided that such Indebtedness shall be secured on a pro rata basis with the Holdings Loans and Holdings' Guarantee.".

                  (h) SECTION 8.2(l) of the Participation Agreement shall be amended by deleting a reference to "clause 8.1(e)" and replacing it with a reference to "SECTION 8.1(d)".

                  Section 3. CONDITIONS PRECEDENT. This Amendment shall not become effective until the date (the "AMENDMENT EFFECTIVE DATE") on which each of the following condition precedents have been satisfied:

                  (a) Delivery to the parties hereto of (i) this Amendment duly executed and delivered by each other party hereto and (ii) Amendment One To The Intercreditor Agreement duly executed and delivered by each party thereto.

                  (b) The representations and warranties of Midwest, Holdings and Collins Holdings as set forth in the Participation Agreement, shall be true and correct as of the Amendment Effective Date after giving effect to the amendments contemplated hereby (unless stated to be given as of an earlier date, in which case such representation and warranty shall be true and correct only as of such earlier date); and

                  (c) As of the Amendment Effective Date, no Lease Event of Default, or Event of Loss or event that, with passage of time or giving of notice or both, would constitute a Lease Event of Default or an Event of Loss shall have occurred and be continuing.

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                  Section 4. MISCELLANEOUS. Except as expressly amended hereby, all of the terms and provisions of the Participation Agreement are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized.

                                    COLLINS HOLDINGS EME, LLC


                                    By:  /s/ John P. Finneran
                                         --------------------
                                         Name:    John P. Finneran
                                         Title: Vice President
                                         Date:    May __, 2000


                                    COLLINS TRUST I

                                    By:  Wilmington Trust Company,
                                         not in its individual capacity but
                                         solely as Owner Trustee


                                    By:  /s/ James P. Lawler
                                         -------------------
                                         Name:    James P. Lawler
                                         Title:  Vice President
                                         Date:   May __, 2000


                                    WILMINGTON TRUST COMPANY, not in its
                                    individual capacity, except as expressly provided herein, but solely as Owner Trustee


                                    By:  /s/ James P. Lawler
                                         -------------------
                                         Name:    James P. Lawler
                                         Title:  Vice President
                                         Date:   May __, 2000


                                    COLLINS GENERATION I, LLC
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                                    By:  /s/ Eileen A. Moran
                                         --------------------------
                                         Name:    Eileen A. Moran
                                         Title: President
                                         Date:    May __, 2000


                                    EDISON MISSION MIDWEST HOLDINGS CO.,

                                    By:  /s/ John P. Finneran
                                         --------------------------
                                         Name:    John P. Finneran
                                         Title:   Vice President
                                         Date:    May __, 2000


                                    MIDWEST GENERATION, LLC


                                    By:  /s/ John P. Finneran
                                         --------------------------
                                         Name: John P. Finneran
                                         Title:   Vice President
                                         Date:    May __, 2000


                                    CITIBANK, N.A. not in its individual
                                    capacity, but solely as Holder
                                    Representative


                                    By:  /s/ Jenny Cheng
                                         --------------------------
                                         Name:    Jenny Cheng
                                         Title:   Vice President
                                         Date:    May 9, 2000


                                    MIDWEST FUNDING LLC

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                                    By:  /s/ Dwight Jenkins
                                         --------------------------
                                         Name: Dwight Jenkins
                                         Title: Vice President
                                         Date:  May 9, 2000


                                    BAYERISCHE LANDESBANK
                                    INTERNATIONAL S.A., a
                                    banking institution
                                    organized under the laws of
                                    Luxembourg, as issuer of
                                    the Midwest Letter of
                                    Credit

                                    By:  /s/ Herbert Weynand
                                         ---------------------------------------
                                         Name:  Herbert Weynand
                                              ----------------------------------
                                         Title:   Head of Department
                                               ---------------------------------
                                         Date:  May 3, 2000

                                    By:  /s/ Peter Lang
                                         ---------------------------------------
                                         Name: Peter Lang
                                              ----------------------------------
                                         Title: Senior Manager Corporate Finance
                                               ---------------------------------
                                         Date:  May 3 , 2000


                                    BAYERISCHE LANDESBANK GIROZENTRALE,
                                    as issuer of the RCE Letter of Credit


                                    By:  /s/ C. Stolarski
                                         ---------------------------------------
                                         Name:   C. Stolarski
                                              ----------------------------------
                                         Title:     Vice President
                                               ---------------------------------
                                         Date:  May 2, 2000


                                    By:  /s/ Dietmar Rieg
                                         ---------------------------------------
                                         Name:   Dietmar Rieg
                                              ----------------------------------
                                         Title:   First Vice President
                                               ---------------------------------
                                         Date:  May 2, 2000